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                                                                   EXHIBIT 24.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As indpendent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 12, 1994 included in Riser Food, Inc.'s Form 10-K for the year ended July 2, 1994 and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP


Cleveland, Ohio,
May 10, 1995